UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

RICE ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40503	98-1580612
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

102 East Main Street, Second Story Carnegie, Pennsylvania	15106
(Address of principal executive offices)	(Zip Code)

(713) 446-6259

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	RONI U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	RONI	The New York Stock Exchange
Warrants, exercisable for one Class A ordinary share at an exercise price of $11.50 per share	RONI WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on December 13, 2022, Rice Acquisition Corp. II, a Cayman Islands corporation (“RONI” and, after the Domestication as defined below, “NET Power Inc.”), entered into that certain Business Combination Agreement (as amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated thereby, the “Business Combination”) by and among RONI, Rice Acquisition Holdings II LLC, a Cayman Islands limited liability company and direct subsidiary of RONI (“RONI Opco”), Topo Buyer Co, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of RONI Opco (the “Buyer”), Topo Merger Sub, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of the Buyer (“Merger Sub”), and NET Power, LLC, a Delaware limited liability company (“NET Power”), pursuant to which, among other things, following the de-registration of RONI as an exempted company in the Cayman Islands and the continuation and domestication of RONI as a corporation in the State of Delaware with the name “NET Power Inc.” (the “Domestication”), (i) Merger Sub will merge with and into NET Power (the “Merger”), with NET Power surviving the Merger and becoming a direct, wholly owned subsidiary of the Buyer and (ii) at the time that the Merger becomes effective (the “Effective Time”), all of the issued and outstanding equity interests of NET Power (other than any such equity interests held in the treasury of NET Power or owned by any subsidiary of NET Power immediately prior to the Effective Time) will be canceled and converted into the right to receive an aggregate of 137,192,563 Class A units of RONI Opco and an equivalent number of shares of Class B common stock, par value $0.0001 per share, of NET Power Inc. (“Class B Common Stock”), subject to adjustment for (a) NET Power units issued pursuant to the amended and restated joint development agreement, dated as of December 13, 2022 (as amended, supplemented or otherwise modified from time to time in accordance with its terms), by and among RONI, NET Power, RONI Opco, Nuovo Pignone International, S.r.l., an Italian limited liability company that is an affiliate of Baker Hughes Company, and Nuovo Pignone Tecnologie S.r.l., an Italian limited liability company that is also an affiliate of Baker Hughes Company, between the date of such agreement and the date on which the Business Combination is consummated (the “Closing Date”) and (b) cash funding raised by NET Power following entry into the Business Combination Agreement and retained on its books as of the Closing Date in an aggregate amount not to exceed $25,000,000.

On June 6, 2023, RONI held an extraordinary general meeting of shareholders (the “extraordinary general meeting”) to approve the Business Combination and certain other proposals related thereto. As further described below in Item 5.07, at the extraordinary general meeting, RONI’s shareholders approved and adopted the NET Power Inc. 2023 Omnibus Incentive Plan (the “Incentive Plan”). Previously, RONI’s board of directors approved the Incentive Plan, subject to the approval by RONI’s shareholders at the extraordinary general meeting and subject to, and conditioned upon, the consummation of the Business Combination.

The Incentive Plan, which shall become effective as of the Closing Date, will provide for the grant of options, stock appreciation rights, restricted stock, restricted stock units, performance awards, stock awards, dividend equivalents, other stock-based awards, cash awards and substitute awards intended to align the interests of NET Power Inc.’s service providers with those of its stockholders. Subject to adjustment in the event of certain transactions or changes of capitalization in accordance with the Incentive Plan, 20,468,545 shares of Class A common stock, par value $0.0001 per share, of NET Power Inc. (“Class A Common Stock”), which represents approximately 9% of the shares of Class A Common Stock and Class B Common Stock that will be outstanding following the consummation of the Business Combination (assuming that no RONI public shareholders exercise redemption rights with respect to their shares), will initially be reserved for issuance pursuant to awards under the Incentive Plan. The number of shares available for issuance under the Incentive Plan will be subject to an annual increase on the first day of each calendar year beginning January 1, 2024, and ending and including January 1, 2033, equal to the lesser of (i) 5% of the aggregate number of shares outstanding on December 31 of the immediately preceding calendar year and (ii) any such smaller number of shares as is determined by the board of directors of NET Power Inc. (the “NET Power Inc. Board”).

A summary of the Incentive Plan is included in the section entitled “Incentive Plan Proposal” beginning on page 158 of RONI’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission on May 10, 2023 (the “Proxy Statement/Prospectus”), which is incorporated herein by reference, and such summary is qualified in all respects by the full text of the Incentive Plan, the form of which is included as Annex J to the Proxy Statement/Prospectus and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2023, RONI held the extraordinary general meeting to approve the Business Combination and certain other proposals related thereto. As of the close of business on April 18, 2023, the record date for the extraordinary general meeting, there were 34,502,500 shares of Class A ordinary shares, par value $0.0001 per share, of RONI (“Class A Shares”) and 8,625,000 Class B ordinary shares, par value $0.0001 per share, of RONI (“Class B Shares” and, together with Class A Shares, “Ordinary Shares”) issued and outstanding. A total of 34,883,754 Ordinary Shares (consisting of 26,258,754 Class A Shares and 8,625,000 Class B Shares) were present or represented by proxy at the extraordinary general meeting, which constituted a quorum to conduct business thereat.

Set forth below are the final voting results on the proposals considered and voted upon at the extraordinary general meeting, each of which is more fully described in the Proxy Statement/Prospectus and each of which was approved by the shareholders at the extraordinary general meeting:

The Business Combination Proposal – To approve as an ordinary resolution and to adopt the Business Combination Agreement, including the Merger, and the transactions contemplated thereby (the “Business Combination Proposal”):

Ordinary Share Votes For	Ordinary Share Votes Against	Ordinary Share Abstentions	Broker Non-Votes
32,545,406	2,337,148	1,200	0

The Domestication Proposal – To approve as a special resolution that RONI be de-registered in the Cayman Islands pursuant to article 47 of its articles of association and registered by way of continuation as a corporation under the laws of the state of Delaware pursuant to Part XII of the Companies Act (As Revised) of the Cayman Islands and, conditional upon, and with effect from, the registration of RONI as a corporation in the State of Delaware, the name of RONI be changed from “Rice Acquisition Corp. II” to “NET Power Inc.”:

Ordinary Share Votes For	Ordinary Share Votes Against	Ordinary Share Abstentions	Broker Non-Votes
32,545,436	2,337,118	1,200	0

The Charter Proposal – To approve as a special resolution that, upon the Domestication, the amended and restated memorandum and articles of association of RONI (the “Existing Governing Documents”) be amended and restated by the proposed new certificate of incorporation of NET Power Inc. (the “Proposed Certificate of Incorporation”) and the proposed new bylaws of NET Power Inc. (the “Proposed Bylaws”), including authorization of the change in authorized share capital as indicated therein and the change of name of “Rice Acquisition Corp. II” to “NET Power Inc.” in connection with the Business Combination:

Ordinary Share Votes For	Ordinary Share Votes Against	Ordinary Share Abstentions	Broker Non-Votes
32,545,436	2,337,117	1,201	0

The Governing Documents Proposals – To consider and vote upon, on a non-binding advisory basis, the following:

Governing Documents Proposal A – To approve as an ordinary resolution, upon the Domestication, to change the authorized share capital of RONI from (i) 300,000,000 Class A Shares, (ii) 30,000,000 Class B Shares, and (iii) 1,000,000 preference shares, par value $0.0001, to (A) 520,000,000 shares of Class A Common Stock, (B) 310,000,000 shares of Class B Common Stock and (C) 1,000,000 shares of preferred stock, par value $0.0001 per share, of NET Power Inc. (“NET Power Inc. preferred stock”):

Ordinary Share Votes For	Ordinary Share Votes Against	Ordinary Share Abstentions	Broker Non-Votes
29,683,857	4,962,402	237,495	0

Governing Documents Proposal B – To approve as an ordinary resolution, upon the Domestication, the authorization to the NET Power Inc. Board to issue any or all shares of NET Power Inc. preferred stock in one or more classes or series, with such terms and conditions as may be expressly determined by the NET Power Inc. Board and as may be permitted by the Delaware General Corporation Law:

Ordinary Share Votes For	Ordinary Share Votes Against	Ordinary Share Abstentions	Broker Non-Votes
30,464,385	4,178,373	240,996	0

Governing Documents Proposal C – To approve as an ordinary resolution, upon the Domestication, the provision that certain provisions of the Proposed Certificate of Incorporation are subject to the Stockholders’ Agreement (as defined in the Proxy Statement/Prospectus):

Ordinary Share Votes For	Ordinary Share Votes Against	Ordinary Share Abstentions	Broker Non-Votes
32,306,878	2,337,781	239,095	0

Governing Documents Proposal D – To approve as an ordinary resolution, upon the Domestication, the provision that removes the ability of NET Power Inc. stockholders to take action by written consent in lieu of a meeting:

Ordinary Share Votes For	Ordinary Share Votes Against	Ordinary Share Abstentions	Broker Non-Votes
29,927,968	4,716,891	238,895	0

Governing Documents Proposal E – To approve as an ordinary resolution, upon the Domestication, the provision that any director or the entire NET Power Inc. Board may be removed from office, but only for cause and only by the affirmative vote of the holders of a majority of the then-outstanding shares of stock of NET Power Inc. entitled to vote generally for the election of directors:

Ordinary Share Votes For	Ordinary Share Votes Against	Ordinary Share Abstentions	Broker Non-Votes
29,931,293	4,715,170	237,291	0

Governing Documents Proposal F – To approve as an ordinary resolution, upon the Domestication, all other changes necessary or desirable in connection with the replacement of Existing Governing Documents with the Proposed Certificate of Incorporation and Proposed Bylaws as part of the Domestication, including (i) changing the post-Business Combination corporate name from “Rice Acquisition Corp. II” to “NET Power Inc.” (which is expected to occur upon the consummation of the Domestication), (ii) making NET Power Inc.’s corporate existence perpetual, (iii) adopting Delaware as the exclusive forum for certain stockholder litigation and the United States District Courts as the exclusive forum for litigation arising out of federal securities laws and (iv) removing certain provisions related to RONI’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination:

Ordinary Share Votes For	Ordinary Share Votes Against	Ordinary Share Abstentions	Broker Non-Votes
30,488,931	4,157,708	237,115	0

The Director Election Proposal – To approve as an ordinary resolution, the election, effective immediately in connection with the consummation of the Business Combination, of Ralph Alexander, Frederick A. Forthuber, Carol Peterson and Eunkyung Sung to serve as Class I directors until the 2024 annual meeting of stockholders, Peter J. (Jeff) Bennett, J. Kyle Derham and Alejandra Veltmann to serve as Class II directors until the 2025 annual meeting of stockholders and Joseph T. Kelliher, Brad Pollack and Daniel Joseph Rice, IV to serve as Class III directors until the 2026 annual meetings of stockholders, each until his or her respective successor is duly elected and qualified, subject to such director’s earlier death, resignation, retirement, disqualification or removal:

Nominee	Class B Share Votes For	Class B Share Votes Withheld	Broker Non-Votes
Ralph Alexander	8,625,000	0	0
Peter J. (Jeff) Bennett	8,625,000	0	0
J. Kyle Derham	8,625,000	0	0
Frederick A. Forthuber	8,625,000	0	0
Joseph T. Kelliher	8,625,000	0	0
Carol Peterson	8,625,000	0	0
Brad Pollack	8,625,000	0	0
Daniel Joseph Rice, IV	8,625,000	0	0
Eunkyung Sung	8,625,000	0	0
Alejandra Veltmann	8,625,000	0	0

The NYSE Proposal – To approve as an ordinary resolution, assuming the Business Combination Proposal is approved and adopted, for purposes of complying with the applicable provisions of Section 312.03 of the New York Stock Exchange’s Listed Company Manual, the issuance of more than 20% of RONI’s common stock in the Business Combination and the PIPE Financing (as defined in the Proxy Statement/Prospectus, as supplemented on May 26, 2023):

Ordinary Share Votes For	Ordinary Share Votes Against	Ordinary Share Abstentions	Broker Non-Votes
32,432,839	2,339,467	111,448	0

The Incentive Plan Proposal – To approve as an ordinary resolution the Incentive Plan:

Ordinary Share Votes For	Ordinary Share Votes Against	Ordinary Share Abstentions	Broker Non-Votes
30,090,397	4,517,095	276,262	0

As it was determined to not be necessary, the proposal to approve as an ordinary resolution the adjournment of the extraordinary general meeting to a later date or dates, as described in the Proxy Statement/Prospectus, was not put to a vote of the shareholders at the extraordinary general meeting.

Item 8.01 Other Events.

As described in the Proxy Statement/Prospectus, RONI provided its public shareholders (as defined therein) with the opportunity to have all or a portion of their Class A Shares redeemed for cash upon the closing of the Business Combination. Holders of 21,195,224 Class A Shares, or approximately 61% of the Class A Shares, have exercised their redemption rights. As a result, the Business Combination is expected to raise more than $675 million in gross proceeds through a combination of an approximately $540 million fully committed PIPE and more than $135 million of cash held in trust.

The Business Combination is expected to be consummated on June 8, 2023, subject to the satisfaction or waiver of certain closing conditions as described in the Proxy Statement/Prospectus. Following the consummation of the Business Combination, the Class A Common Stock and the warrants exercisable for Class A Common Stock are expected to begin trading on the New York Stock Exchange under the symbols “NPWR” and “NPWR WS,” respectively, on June 9, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2023

RICE ACQUISITION CORP. II

By:	/s/ James Wilmot Rogers
Name:	James Wilmot Rogers
Title:	Chief Financial Officer and Chief Accounting Officer